                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT

                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): NOT APPLICABLE



                           LYONDELL CHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

          1-10145                                        95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)




1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS            77010
(Address of principal executive offices)                 (Zip Code)



                                (713) 652-7200
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

          Pursuant to Section 2.4 of the Amended and Restated By-Laws of Lyondell Chemical Company (the "Company"), notice is hereby given that the 1999 annual meeting of stockholders of the Company will be held on Thursday, May 6, 1999 at the Four Seasons Hotel, 1300 Lamar, Houston, Texas at 10:00 a.m., Houston time.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LYONDELL CHEMICAL COMPANY



                              By:    /s/ Robert J. Millstone
                                  --------------------------
                                  Robert J. Millstone
                                  Vice President, General Counsel and Secretary


Date: February 5, 1999